Exhibit 10.21

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT TO DISTRIBUTORSHIP AGREEMENT

THIS THIRD AMENDMENT to Distributorship Agreement (“Amendment”) is made this 13th day of November, 2017 by and between Oxford Immunotec Limited, a company incorporated in England with number 04516079, whose registered office is at 94C Innovation Drive, Milton Park, Abingdon, Oxfordshire OX154 4RZ (the “Company”) and Fosun Long March Medical Science Co. Ltd., (registration number Shanghai Joint-Venture 000422) whose registered office and principal place of business is both at 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai I) and Shanghai Xin Chang Medical Device Co. Ltd (registration number 310110000477786), whose registered office and principal place of business is at number 830 Cheng Yin Road, Shanghai, China 200444 (“Fosun Shanghai II”) (Fosun Shanghai I and Fosun Shanghai II are herein collectively referred to as “Distributors”.)

Whereas,

A.     The Company and Distributors are parties to a Distributorship Agreement dated 8 October 2013 (the “Distributorship Agreement”), and amended on or about 22 April 2015 (the “First Amendment”), and again on 3 November 2016 (the “Second Amendment as amended, pursuant to which Distributors were appointed to distribute Company’s Products in the Territory; and,

B.     The Company and Distributors now wish to further amend the Distributorship Agreement to incorporate the terms and conditions as set forth in this Third Amendment.

IT IS AGREED as follows:

1.     Except to the extent defined in this Amendment, all capitalized terms shall have the definitions provided in the Distributorship Agreement.

2.     The Parties agree that Schedule 1 to the Distributorship Agreement as set forth in the First Amendment shall be amended by deleting Subparagraph B in its entirety.

3.     The Parties agree that for the Contract Year commencing 1 January 2017 (the “2017 Contract Year”), Fosun shall be entitled to a rebate equal to [***]% of the total value of Kits purchased by Fosun during the 2017 Contract Year (the “2017 Rebate”), which shall be paid as set forth below; provided, however, the 2017 Rebate shall only become due and payable if Fosun purchases a total of [***] Kits on or before 15 December 2017 (the “2017 Rebate Minimum”). If Fosun has not purchased the 2017 Rebate Minimum, the 2017 Rebate shall not become due and payable to Fosun. If applicable, the 2017 Rebate shall be paid to Fosun in the form of a credit to the final invoice for Kit purchases in 2017.

4.     Except as amended hereby, all other terms of the Distributorship Agreement, as amended, shall remain in full force and effect.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [***] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS that this Amendment has been executed by duly authorized officers of the parties to the Agreement the day and year first above written.

For and on behalf of Oxford Immunotec Limited

Signature: /s/ Dr. Peter Wrighton-Smith

Name:     Dr. Peter Wrighton-Smith

Title:     CEO

Date:      13th Nov 2017

Place:      Abingdon, UK

For and on behalf of Shanghai Fosun Long March Medical Science Co. Ltd.

Signature: /s/ Dr. Zhang Yue Jian

Name: Dr. Zhang Yue Jian

Title: Chairman

Date: Dec. 20. 2017

Place: Shanghai

For and on behalf of Shanghai Xin Chang Medical Device Co. Ltd.

Signature: /s/ Dr. Zhang Yue Jian

Name: Dr. Zhang Yue Jian

Title: Chairman

Date: Dec. 20. 2017

Place: Shanghai